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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                    FORM 8-K

                   Filed pursuant to Section 13, or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report:  December 22, 1994



                              HUFFY CORPORATION
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            (Exact name of registrant as specified in its charter)



                                     Ohio
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                (State of other Jurisdiction of Incorporation)



         1-5325                                         31-0326270
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(Commission File Number)                      (IRS Employer Identification No.)



225 Byers Road, Miamisburg, Ohio                                   45342
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(Address of Principal Executive Offices)                          (Zip Code)




                               (513) 866-6251
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                        (Registrant's Telephone Number)





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                 The undersigned registrant hereby reports the event, as set forth below, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security-holders.

Item 5.  Other Events.

                 On December 9, 1994, the Board of Directors of Huffy Corporation (the "Company") approved an amendment and restatement of the Rights Agreement, dated as of December 16, 1988, and previously amended as of August 23, 1991, between Huffy Corporation and Bank One, Indianapolis, National Association (as so amended and restated, the "Amended and Restated Rights Agreement"). The Rights Plan, as amended by the Amended and Restated Rights Agreement (the "Amended Plan"), eliminates the qualified offer provision that provided that the "flip-in" provision would not apply in the event a person purchased at least 80% of the Company's common stock pursuant to a cash tender offer for all outstanding shares.

                 The Amended Plan extends the expiration date of the Rights to December 9, 2004, ten years from the adoption of the Amended and Restated Rights Agreement. In addition, the Amended Plan increases the exercise price of each Right from $45 to $60 per one one-hundredth of a share of the Company's Series C Preferred Stock. The Amended Plan also provides for certain technical revisions, including a reduction of the redemption price from $.02 to $.01 per Right.

                 The foregoing description of the Amended Plan is qualified in its entirety by reference to the full text of the Amended and Restated Rights Agreement, which is attached hereto as Exhibit 1 and is incorporated herein by reference.





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Exhibits

1. Rights Agreement, dated as of December 16, 1988, as amended and restated as of December 9, 1994, between Huffy Corporation and Bank One, Indianapolis, National Association, as Rights Agent.





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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.



                                        HUFFY CORPORATION



                                        By:  /s/  Nancy Michaud
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                                           Name:  Nancy Michaud
                                           Title: Vice President,
                                                  General Counsel and
                                                  Secretary



Dated:  December 19, 1994





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                               INDEX TO EXHIBITS


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
   Exhibit                                                                                          Page
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
      1.           Rights Agreement, dated as of December 16, 1988,                                  6
                   as amended and restated as of December 9, 1994,
                   between Huffy Corporation and Bank One,
                   Indianapolis, National Association,
                   as Rights Agent.

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